EXHIBIT 10.1

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND
ESCROW INSTRUCTIONS

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Fourth Amendment”) is made and entered into effective as of this 12th day of January, 2015 by and among KADIMA MEDICAL PROPERTIES, LLC, a Delaware limited liability company (“Seller”); GAHC3 SOMERVILLE MA MOB, LLC, a Delaware limited liability company, GAHC3 BRONX NY MOB, LLC, a Delaware limited liability company, GAHC3 VERONA NJ MOB, LLC, a Delaware limited liability company, GAHC3 MORRISTOWN NJ MOB, LLC, a Delaware limited liability company, and GAHC3 SOUTHGATE KY MOB, LLC, a Delaware limited liability company (collectively, the “Buyer”); and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

Recitals

WHEREAS, Seller and GAHC3 Independence MOB Portfolio, LLC, a Delaware limited liability company (the “Original Buyer”) entered into that certain Purchase and Sale Agreement and Escrow Instructions, dated as of October 15, 2014, as amended by that certain First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of November 7, 2014, that certain Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of January 5, 2015, and that certain Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of January 9, 2015 (collectively, the “Purchase Agreement”);

WHEREAS, the Original Buyer assigned its rights and obligations under the Purchase Agreement to Buyer pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement and Escrow Instructions, dated as of December 4, 2014; and

WHEREAS, Seller and Buyer seek to amend the Purchase Agreement as set forth below.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.    Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2.    Leasing Commission. Seller and Summit Medical Group, P.A. (“Summit”) entered into that certain Third Amendment to Lease (“Lease Amendment”), pursuant to which Summit leased additional space from Seller at the Morristown Property, known as Suite B00 and consisting of approximately 6,445 rentable square feet (“Suite B00”). Buyer has agreed that in lieu of receiving a credit against the Purchase Price in the amount of the unpaid leasing commission that may be due in connection with the Lease Amendment in accordance with Section 4.5(b)(vii) of the Purchase Agreement, Buyer will accept an indemnification from

Seller for any such unpaid leasing commission. Seller hereby agrees to protect, indemnify, defend (with counsel satisfactory to Buyer) and hold Buyer and Buyer’s employees, officers, directors, representatives, agents, contractors, attorneys, Affiliates, partners, members, parents, and subsidiaries free and harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys’ fees) arising from or related to the payment of leasing commissions in connection with the Lease Amendment. The provisions of this Section 2 shall survive Closing for six (6) years or the expiration of the applicable Statute of Limitations, whichever is earlier to occur. Seller’s obligations under this Section 2 shall not be subject to the Basket limitation of Section 5.2 of the Purchase Agreement, and at Buyer’s election, any sums due from Seller under this Section 2 may be paid from the Holdback Escrow Account.
3.    Closing Date. The first sentence of Section 4.1(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“The Closing (as hereinafter defined) of the transaction contemplated hereby with respect to the Davis Square Property, the Morristown Property, the Verona Property and the Southgate Property shall be consummated on January 13, 2015 (the “Four Property Closing Date”) TIME BEING OF THE ESSENCE, subject to the express adjournment rights granted in this Agreement. The Closing of the transaction contemplated hereby with respect to the Westchester Property shall be consummated on the date that is one (1) Business Day after satisfaction of both the condition precedent set forth in Section 4.7(e) below with respect to the Lessor Estoppel for the Westchester Property and the condition precedent set forth in Section 4.9(a) below with respect to the Westchester Property (the “Westchester Closing Date”) TIME BEING OF THE ESSENCE, subject to the express adjournment rights granted in this Agreement. All references in this Agreement to the term “Closing Date” shall be deemed to be references to the Four Property Closing Date or the Westchester Closing Date, as applicable. Any adjournment rights granted to either Buyer or Seller in this Agreement shall apply to the applicable Closing Date.”
4.    Deposit. The Seller and Buyer agree that the pro rata portion of the Deposit attributable to the Westchester Property is One Million Eighteen Thousand Five Hundred and No/100 Dollars ($1,018,500.00).
5.    Survival of Seller’s Representations and Warranties. Section 5.2 of the Purchase Agreement is hereby amended as follows:

(a)	The first sentence of the first paragraph of Section 5.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“The representations and warranties of Seller set forth in Section 5.1 hereof, as updated as of the Closing in accordance with the terms of this Agreement shall survive Closing for a period of six

(6) months following the Westchester Closing Date (the “Outside Claim Date”).”

(b)	The second paragraph of Section 5.2 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
“At the Closing on the Davis Square Property, the Morristown Property, the Verona Property and the Southgate Property, Seller and Buyer shall create an escrow fund (the “Holdback Escrow Fund”) by Seller depositing with Escrow Agent, pursuant to an escrow agreement substantially in the form of Exhibit Q (the “Holdback Escrow Agreement”), an amount of cash equal to One Million Five Hundred Ninety Two Thousand Six Hundred and No/100 Dollars ($1,592,600.00), which shall secure Seller’s liability under this Agreement as provided herein. Subject to the provisions of the Holdback Escrow Agreement, Seller shall be entitled to receive, and the Escrow Agent shall promptly pay to Seller, an amount equal to all amounts remaining in the Holdback Escrow Fund, together with interest earned thereon, (i) if there are no claims for indemnification against Seller or if there are no outstanding claims for which payment has not been made or are in dispute, under this Agreement, within one (1) Business Day after the Outside Claim Date or (ii) within one (1) Business Day after the final determination of all timely claimed indemnification payments owed to Buyer under this Agreement and the payment thereof to Buyer. At the Closing on the Westchester Property, Seller shall deposit with Escrow Agent an amount of cash equal to Four Hundred Seven Thousand Four Hundred and No/100 Dollars ($407,400.00), which will be added to the Holdback Escrow Fund and held in accordance with the Holdback Escrow Agreement. Seller and Buyer shall execute and deliver a joinder to the Holdback Escrow Agreement upon the Closing of the Westchester Property, which joinder is in the form attached as an exhibit to the Holdback Escrow Agreement.”

(c)	The form of Exhibit Q to the Purchase Agreement is hereby deleted in its entirety and replaced with the form of Exhibit Q attached to this Fourth Amendment.
6.    Ratifications. Except as specifically herein amended, all terms, provisions, conditions and exhibits contained in the Purchase Agreement are hereby confirmed, ratified and restated and shall remain unmodified and in full force and effect. In the event that any provision of this Fourth Amendment shall conflict with the terms, provisions, conditions, and exhibits of the Purchase Agreement, the terms of this Fourth Amendment shall govern and control.
7.    Counterparts; Signatures. This Fourth Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts when taken together shall constitute but one and the same Fourth Amendment. Signatures to this Fourth Amendment transmitted in .pdf (portable document format) via electronic mail or other electronic means shall be treated as originals in all respects for purposes of this Fourth Amendment. Seller and Buyer further agree that the acknowledgment of this Fourth Amendment by Escrow Agent is not required for this Fourth Amendment to be binding and effective as between Seller and Buyer.
8.    Successors and Assigns. This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
9.    Governing Law. This Fourth Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of New York.

{Signatures appear on the following pages}

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date indicated in the preamble above.

BUYER:

GAHC3 SOMERVILLE MA MOB, LLC,
a Delaware limited liability company

By: GAHC3 Independence MOB Portfolio,LLC,
a Delaware limited liability company
Its: Sole Member

By: Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its: Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

GAHC3 BRONX NY MOB, LLC,
a Delaware limited liability company

By: GAHC3 Independence MOB Portfolio,LLC,
a Delaware limited liability company
Its: Sole Member

By: Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its: Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

[Signature Page to Fourth Amendment – Signatures Continue on Following Pages]

GAHC3 VERONA NJ MOB, LLC,
a Delaware limited liability company

By: GAHC3 Independence MOB Portfolio,LLC,
a Delaware limited liability company
Its: Sole Member

By: Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its: Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

GAHC3 MORRISTOWN NJ MOB, LLC,
a Delaware limited liability company

By: GAHC3 Independence MOB Portfolio,LLC,
a Delaware limited liability company
Its: Sole Member

By: Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its: Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

[Signature Page to Fourth Amendment – Signatures Continue on Following Pages]

GAHC3 SOUTHGATE KY MOB, LLC,
a Delaware limited liability company

By: GAHC3 Independence MOB Portfolio,LLC,
a Delaware limited liability company
Its: Sole Member

By: Griffin-American Healthcare REIT III
Holdings, LP, a Delaware limited partnership
Its: Sole Member

By: Griffin-American Healthcare REIT
III, Inc., a Maryland corporation
Its: General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President and Chief Operating Officer

[Signature Page to Fourth Amendment – Signatures Continue on Following Pages]

SELLER:
KADIMA MEDICAL PROPERTIES, LLC,
a Delaware limited liability company

By: /s/ Juda Chetrit
Name: Juda Chetrit
Its: Co-President

By:     /s/ Joshua Dolgin
Name: Joshua Dolgin
Its:     Co-President

[Signature Page to Fourth Amendment – Signatures Continue on Following Page]

The undersigned Escrow Agent acknowledges the foregoing Fourth Amendment:

DATED: 1/13/15	First American Title Insurance Company By: /s/ Brian M. Serikaku Name: Brian M. Serikaku Its: Escrow Officer

[Signature Page to Fourth Amendment]